Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: July 1 — July 31, 2010
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Certifications
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)			see certifications	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes			see certifications	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Brad Cole	8/18/2010
Signature of Authorized Individual*	Date

Brad Cole	SVP, General Counsel
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: July 1 — July 31, 2010
CERTIFICATIONS
A. Bank Reconciliation Certification
The undersigned verifies that, to my knowledge, all of the Debtors’ July 31, 2010 bank balances have been reconciled in an accurate and timely manner.
B. Post-petition Taxes Certification
The undersigned verifies that, to my knowledge, all post-petition tax obligations, including but not limited to payroll, real property, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ David Carlson	8/18/2010
Signature of Authorized Individual	Date

David Carlson	VP, Finance and Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: July 1 — 31, 2010
MOR 1

	Current Month		Cumulative Filing to Date
	Actual	Forecast	Actual	Forecast

Beginning Date	1-Jul-10	1-Jul-10	3-May-10	3-May-10
Ending Date	31-Jul-10	31-Jul-10	31-Jul-10	31-Jul-10

Cash — Beginning Balance	$4,336,192	$4,368,359	$5,257,718	$5,269,539

Receipts
Lockbox	$55,024	$46,500	$316,417	$274,859
Misc Deposit	$15,259,620	$16,954,000	$15,323,188	$16,954,000

Total Receipts	$15,314,644	$17,000,500	$15,639,605	$17,228,859

Operating Disbursements
Broadpoint	$0	$0	$0	$0
Cardinal Co-Pay Redemptions	$0	$0	$0	$0
Dr Directory	$(47,005)	$(47,005)	$(47,005)	$(96,831)
Legal & Deal fees	$(474,445)	$(582,225)	$(474,445)	$(582,225)
Payroll	$(173,849)	$(227,299)	$(650,150)	$(847,966)
Severance		$0	$0	$0
Vacation Payout	$0	$0	$0	$0
Invoices in A/P Aging	$(373,352)	$(206,470)	$(1,071,077)	$(968,372)
Misc (TX rent, Insurance, ICS)	$(33,373)	$(36,900)	$(100,119)	$(100,400)
Other	$(997,798)	$(1,014,458)	$(1,003,514)	$(1,164,458)
voided checks	$1,560	$0	$1,560

Total Operating Disbursements	$(2,098,262)	$(2,114,356)	$(3,344,748)	$(3,760,252)

Net Operating Cash Flow	$13,216,383	$14,886,144	$12,294,857	$13,468,607

Non-Operating Disbursements
Capex
Professional Fees

Total Non-Operating Disbursements	$0	$0	$0	$0

Net Operating Cash Flow Before Financing	$13,216,383	$14,886,144	$12,294,857	$13,468,607

Financing Activities
Interest Payments

Financing Activities	$0	$0	$0	$0

Cash Flow	$13,216,383	$14,886,144	$12,294,857	$13,468,607

Ending Cash Balance (per books)	$17,552,575	$19,254,503	$17,552,575	$18,738,147

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$(2,098,262)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(2,098,262)

In re:	MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
	Debtor	Reporting Period: July 1 — 31, 2010
Disbursements Journal
Checks cut during period

GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
7/1/2010	PMCHK	$2,894.02	5020	No	ADP
7/1/2010	PMCHK	$1,342.40	5021	No	Bowne of New York City
7/1/2010	PMCHK	$53.25	5022	No	Corporation Service Company
7/1/2010	PMCHK	$2,500.00	5023	No	D.C. Treasurer Med Asst Admin
7/1/2010	PMCHK	$37.23	5024	No	Department of Health Services
7/1/2010	PMCHK	$58,454.19	5025	No	DoctorDirectory.Com, Inc.
7/1/2010	PMCHK	$34.98	5026	No	Franchise Tax Board - CA
7/1/2010	PMCHK	$494.46	5027	No	IKON Financial Services Box 650016
7/1/2010	PMCHK	$156.12	5028	No	Iron Mountain
7/1/2010	PMCHK	$2,310.20	5029	No	Kurtzman Carson Consultants
7/1/2010	PMCHK	$72.45	5030	No	Mississippi State Tax Commission
7/1/2010	PMCHK	$885.00	5031	No	Picture This Communicaitons, Inc.
7/1/2010	PMCHK	$45.36	5032	No	Prostar Services, Inc
7/1/2010	PMCHK	$4,242.00	5033	No	Pure Compliance
7/1/2010	PMCHK	$881.49	5034	No	State of New Jersey Div
7/1/2010	PMCHK	$250.00	5035	No	Transport Solutions Inc
7/1/2010	PMCHK	$903.85	5036	No	Verizon
7/1/2010	PMCHK	$162.02	5037	No	WorldWide express
7/1/2010	PMCHK	$765.39	5038	No	West Virginia State Tax Dept
7/1/2010	PMCHK	$200.00	5039	No	PayFlex Systems USA, Inc.
7/2/2010	PMCHK	$3,314.92	5040	No	ExecuSuites I-270, Inc.
7/2/2010	PMCHK	$77,267.41	5041	No	United Healthcare Insurance Co.
7/2/2010	PMCHK	$1,931.42	5042	No	UNUM Life Insurance
7/2/2010	PMCHK	$2,641.28	5043	No	VSP - (AT)
7/2/2010	PMCHK	$7,443.00	5044	No	Carella, Byrne, Bain
7/2/2010	PMCHK	$113.66	5045	No	Cosecurity, Inc.
7/7/2010	PMCHK	$63.00	5046	No	Excel Micro
7/21/2010	PMCHK	$79.60	5047	No	ADP Commercial Leasing
7/21/2010	PMCHK	$1,000.00	5048	No	American Stock Transfer & Trust Co
7/21/2010	PMCHK	$16.98	5049	No	AT Conference
7/21/2010	PMCHK	$832.89	5050	No	AT&T Mobility
7/21/2010	PMCHK	$2,765.31	5051	No	A T & T 8174909174/8174908790
7/21/2010	PMCHK	$991.17	5052	No	Avaya, inc.
7/21/2010	PMCHK	$101.19	5053	No	Robin N. Belsaas
7/21/2010	PMCHK	$42.56	5054	No	Broadridge
7/21/2010	PMCHK	$1,340.00	5056	No	Corporation Service Company
7/21/2010	PMCHK	$3.73	5057	No	Delaware Department of Labor
7/21/2010	PMCHK	$120.00	5058	No	Excel Micro
7/21/2010	PMCHK	$180.00	5059	No	Fisher Clinical Services
7/21/2010	PMCHK	$200.00	5060	No	FlexAmerica, Inc.
7/21/2010	PMCHK	$97.90	5061	No	Gary Herman
7/21/2010	PMCHK	$24,962.99	5062	No	Integrated Commercialization Sol.
7/21/2010	PMCHK	$656.25	5063	No	Lynne B. Marton
7/21/2010	PMCHK	$15.23	5064	No	Nevada Department of Taxation
7/21/2010	PMCHK	$612.50	5065	No	RX Sample Solution
7/21/2010	PMCHK	$100.00	5066	No	Shred-it USA, DBA Shred-it Dallas
7/21/2010	PMCHK	$261.29	5067	No	State of N Jersey ADDP DRUG REBATE
7/21/2010	PMCHK	$168.99	5068	No	State of Nevada
7/21/2010	PMCHK	$811.80	5069	No	Verizon Wireless
7/21/2010	PMCHK	$45.93	5070	No	Verizon Business
7/21/2010	PMCHK	$150.00	5071	No	WebEx Communications Inc.
7/21/2010	PMCHK	$91.91	5072	No	WorldWide express
7/21/2010	PMCHK	$6,166.67	5073	No	Lord James Blyth
7/21/2010	PMCHK	$9,500.00	5074	No	R.Gordon Douglas, M.D.
7/21/2010	PMCHK	$9,000.00	5075	No	Richard W.Dugan

GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
7/21/2010	PMCHK	$12,666.66	5076	No	Equity Group Investments, LLC
7/21/2010	PMCHK	$62.42	5077	No	AT&T
7/21/2010	PMCHK	$550.71	5078	No	David Becker
7/21/2010	PMCHK	$4,809.14	5079	No	Brad Cole
7/21/2010	PMCHK	$57,461.33	5080	No	Kurtzman Carson Consultants
7/21/2010	PMCHK	$99,052.64	5081	No	QPharma Corp
7/21/2010	PMCHK	$204,155.20	5082	No	Alston & Bird LLP
7/21/2010	PMCHK	$33,511.20	5083	No	Young Conaway Stargatt & Taylor LLP
7/21/2010	PMCHK	$12,246.48	5084	No	PPD Medical Communications
7/22/2010	PMCHK	$5,825.95	5085	No	Alston & Bird LLP
7/22/2010	PMCHK	$28,742.44	5086	No	Baynard, P.A.
7/22/2010	PMCHK	$111,402.00	5087	No	Dickstein Shapiro LLP
7/22/2010	PMCHK	$1,099.45	5088	No	Young Conaway Stargatt & Taylor LLP
7/27/2010	PMCHK	$2,995.85	5089	No	ADP
7/27/2010	PMCHK	$1.62	5091	No	Colorado State Treasurer
7/27/2010	PMCHK	$1,054.00	5092	No	Corporation Service Company
7/27/2010	PMCHK	$47,004.76	5093	No	DoctorDirectory.Com, Inc.
7/27/2010	PMCHK	$1,000.00	5094	No	Christine Higgins
7/27/2010	PMCHK	$156.12	5095	No	Iron Mountain
7/27/2010	PMCHK	$28,567.63	5096	No	Kurtzman Carson Consultants
7/27/2010	PMCHK	$122.37	5097	No	Prostar Services, Inc
7/27/2010	PMCHK	$135.59	5098	No	Marcus Schestopol
7/27/2010	PMCHK	$118.08	5099	No	UNUM Life Insurance
7/27/2010	PMCHK	$6,500.00	5100	No	U S TRUSTEE
7/27/2010	PMCHK	$188.87	5101	No	WorldWide express
7/27/2010	PMCHK	$1,551.28	5102	No	Brad Cole
7/27/2010	PMCHK	$366.12	5103	No	Gary Herman

		$891,121.90	Checks Cut

Debits to bank other than checks

Transaction				Customer
Date	Description	Amount	Bank Ref#	Ref. #	Payee / Description
7/2/2010	ACH DEBIT	298.99			payroll fees
7/9/2010	wire transfer	3,680.00			Kurtzman Carson Consultants
7/13/2010	WIRE TRANSFER DEBIT	67,793.07			payroll-related
7/14/2010	WIRE TRANSFER DEBIT	2,458.73			payroll-related
7/16/2010	ACH DEBIT	308.51			payroll-related
7/16/2010	ACH Withdrawal	265.53			The Utility Company
7/20/2010	ACH Credit	4,079.26			401K contributions
7/23/2010	Debit Memo	666.65			ADP fees
7/23/2010	Debit Memo	122.59			ADP fees
7/26/2010	Service Charge	221.22			Cap One charges
7/26/2010	Service Charge	756.04			ANALYSIS SERVICE CHARGE
7/28/2010	ACH	68,861.77			ADP TAX SVCS INC. REV. WIR
7/29/2010	Wire Transfer	411,217.88			MCKESSON DRUG
7/29/2010	Wire Transfer	180,000.00			CARDINAL HEALTH
7/29/2010	ACH	30,656.25			ADP INC FUNDS MG MT
7/30/2010	Wire Transfer	27,146.93			Integrated Commercialization Sol.
7/30/2010	Wire Transfer	33,372.85			Maguire Partners
7/30/2010	Wire Transfer	1,577.95			Lynne B. Marton
7/30/2010	Wire Transfer	45,041.47			PPD Medical Communications
7/30/2010	Wire Transfer	3,441.10			RX Sample Solution
7/30/2010	Wire Transfer	326,733.27			Stada Production Ireland Ltd.

		$1,208,700.06	Debits to Bank other than Checks

Voided Checks from Prior Periods		$1,560.43

		$2,098,261.53	total disbursements

Checks cleared by bank:

GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
7/1/2010	DEBIT MEMO	1,071.39			CONTROL DISBURSEMENT/CLEARED CHECKS
7/2/2010	DEBIT MEMO	808.18			CONTROL DISBURSEMENT/CLEARED CHECKS
7/6/2010	DEBIT MEMO - SVB	231.02			CONTROL DISBURSEMENT/CLEARED CHECKS
7/6/2010	DEBIT MEMO - Cap One	2,194.23			CONTROL DISBURSEMENT/CLEARED CHECKS
7/7/2010	DEBIT MEMO - Cap One	145,960.76			CONTROL DISBURSEMENT/CLEARED CHECKS
7/8/2010	DEBIT MEMO - Cap One	6,468.24			CONTROL DISBURSEMENT/CLEARED CHECKS
7/9/2010	DEBIT MEMO - SVB	154.81			CONTROL DISBURSEMENT/CLEARED CHECKS
7/9/2010	DEBIT MEMO - Cap One	5,478.92			CONTROL DISBURSEMENT/CLEARED CHECKS
7/12/2010	DEBIT MEMO - Cap One	5,231.36			CONTROL DISBURSEMENT/CLEARED CHECKS
7/13/2010	DEBIT MEMO - Cap One	1,072.51			CONTROL DISBURSEMENT/CLEARED CHECKS
7/15/2010	DEBIT MEMO - Cap One	34.98			CONTROL DISBURSEMENT/CLEARED CHECKS
7/23/2010	DEBIT MEMO - Cap One	12,246.48			CONTROL DISBURSEMENT/CLEARED CHECKS
7/26/2010	DEBIT MEMO - CapOne	550.71			CONTROL DISBURSEMENT/CLEARED CHECKS
7/27/2010	DEBIT MEMO - CapOne	110,176.94			CONTROL DISBURSEMENT/CLEARED CHECKS
7/28/2010	DEBIT MEMO - CapOne	239,881.05			CONTROL DISBURSEMENT/CLEARED CHECKS
7/29/2010	DEBIT MEMO - CapOne	120,302.69			CONTROL DISBURSEMENT/CLEARED CHECKS
7/30/2010	DEBIT MEMO - SVB	29.39			CONTROL DISBURSEMENT/CLEARED CHECKS
7/30/2010	DEBIT MEMO - CapOne	23,400.43			CONTROL DISBURSEMENT/CLEARED CHECKS

		$675,294.09

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: July 1 — 31, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

			Invoice Amount –	Invoice Amount –	Fees	Expenses	Objection	Check		Amount Paid		Year-To-Date
Payee	Period Covered		Fees	Expenses	Approved	Approved	Deadline	Number	Date	Fees	Expenses	Fees	Expenses
Alston & Bird LLP	4/30-5/31/10		$255,194.00	$0.00	$255,194.00	$0.00	7/7/2010	5082	7/21/2010	$204,155.20		$204,155.20
Alston & Bird LLP	4/30-5/31/10		$0.00	$5,825.95	$0.00	$5,825.95	7/7/2010	5085	7/22/2010		$5,825.95		$5,825.95
Alston & Bird LLP	6/1-6/30/10		$129,621.50	$7,762.21	$129,621.50	$7,762.21	8/5/2010

Alston & Bird LLP subtotal												$204,155.20	$5,825.95

Baynard, P.A.	5/11-5/31/10		$35,663.00	$212.04	$35,663.00	$212.04	7/19/2010	5086	7/22/2010	$28,530.40	$212.04	$28,530.40	$212.04
Baynard, P.A.	6/1-6/30/10		$29,506.00	$393.24	$28,306.00	$393.24	8/10/2010

Baynard, P.A. subtotal												$28,530.40	$212.04

Carella, Byrne, Bain	annuity services		$450.00	$6,993.00	$450.00	$6,993.00	N/A	5044	7/2/2010	$450.00	$6,993.00	$450.00	$6,993.00
Carella, Byrne, Bain	patent maintenance		$50.00	$516.00	$50.00	$516.00	N/A	2588	6/21/2010	$50.00	$516.00	$50.00	$516.00

Carella, Byrne, Bain subtotal												$500.00	$7,509.00

Dickstein Shapiro LLP	5/11-5/31/10		$134,068.50	$4,147.20	$134,068.50	$4,147.20	7/19/2010	5087	7/22/2010	$107,254.80	$4,147.20	$107,254.80	$4,147.20
Dickstein Shapiro LLP	6/1-6/30/10		$63,546.50	$3,309.16	$63,546.50	$3,309.16	8/10/2010

Dickstein Shapiro LLP subtotal												$107,254.80	$4,147.20

Invotex, Inc.	5/26-6/30/10		$71,248.50	$374.04			8/12/2010

Invotex, Inc. subtotal												$0.00	$0.00

Kurtzman Carson Consultants	4/30/2010		$2,232.00	$78.20	$2,232.00	$78.20	N/A	5029	7/1/2010	$2,232.00	$78.20	$2,232.00	$78.20
Kurtzman Carson Consultants	NYTIMES (July	)	$0.00	$3,680.00	$0.00	$3,680.00	N/A	wire	7/9/2010	0	3,680.00	$0.00	$3,680.00
Kurtzman Carson Consultants	5/1 - 5/31/10		$44,420.50	$13,040.83	$44,420.50	$13,040.83	N/A	5080	7/21/2010	$44,420.50	$13,040.83	$44,420.50	$13,040.83
Kurtzman Carson Consultants	6/1 - 6/30/10		$25,815.50	$2,752.13	$25,815.50	$2,752.13	N/A	5096	7/27/2010	$25,815.50	$2,752.13	$25,815.50	$2,752.13

Kurtzman Carson Consultants subtotal												$72,468.00	$19,551.16

Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10		$41,889.00	$0.00	$41,889.00	$0.00	7/16/2010	5083	7/21/2010	$33,511.20		$33,511.20
Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10		$0.00	$1,099.45	$0.00	$1,099.45	7/16/2010	5088	7/22/2010		$1,099.45		$1,099.45
Young Conaway Stargatt & Taylor LLP	6/1 - 6/30/10		$25,033.50	$636.75	$25,033.50	$636.75	8/9/2010
Young Conaway Stargatt & Taylor LLP	7/1 - 7/31/10		$19,341.00	$1,717.81			8/31/2010

Young Conaway Stargatt & Taylor LLP subtotal												$33,511.20	$1,099.45

Total												$446,419.60	$38,344.80

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: July 1 — 31, 2010

	July	Cumulative
	2010	Filing to Date
Gross Sales	73,059	438,100
Sales Reserves and Allowances	(4,310)	514,742

Net Revenue	68,750	952,842

Cost of Goods Sold	(134,103)	860,166

Salaries, Bonus & Temp Labor	2,477,167	2,942,813
Benefits, Payroll Taxes, Recruiting & Relocation	(59,466)	35,960

Subtotal: Salaries & Benefits	2,417,701	2,978,773

Stock-Based Compensation	—	408,171
Marketing & Advertising	4,614	6,510
Travel & Entertainment	10,079	46,186
Facilities and Equipment Related	61,339	169,983
Insurance	85,053	245,768
Distribution Expense	68,104	291,617
Office & General Lab Supplies	705	4,940
Consulting & Legal Fees	86,197	1,727,397
Patents & Licensing	32,669	250,611
Audit, IR & Financial Fees	(102,919)	(71,671)
Non-Income Taxes	184	1,489
Depreciation and Amortization	381,430	974,542
Director and SAB Fees	23,917	61,393

Subtotal: FTE Expenses	3,069,071	7,095,709

Marketing Costs	35,185	169,733
Direct Project Costs	(64,459)	53,114

Total Expenses	2,905,695	8,178,722

Income (Loss) from Operations	(2,836,945)	(7,225,879)

Interest Income	158	357
Other income (expense)	—	2,905

Net Income (Loss) Before Taxes	(2,836,788)	(7,222,617)

Net Income (Loss)	(2,836,788)	(7,222,617)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: July 1 — 31, 2010

	Current	Petition
	Month	Date
Cash & Cash Equivalents	17,552,575	5,257,718
Accounts Receivable, net	512,635	(490,487)
Inventory	(0)	2,213,158
Prepaid and Other Current Assets	2,815,294	3,397,106

Property and Equipment	—	14,341,773
Accumulated Depreciation	—	(12,460,925)

Property and Equipment, net	—	1,880,848

Deposits and Other Assets	525,714	680,580

Intangible Assets	—	11,877,529
Accum. Amort — Intangibles	—	(2,643,218)

Intangible Assets, net	—	9,234,311

Total Assets	21,406,219	22,173,234

20000 - Accounts Payable — post-petition	(518,002)	—
21201 - Accrued Payable to Lilly	—	—
21210 - Accrued Professional Fees	(703,819)	—
21250 - Accrued R&D Costs	—	—
21275 - Accrued Keflex Copay Assistance	—	—
21276 - Accrued Moxatag Copay Assistance	—	—
21281 - Accrued Medicaid Rebates Payable	—	—
21282 - Accrued Returns	—	—
21290 - Other Accrued Expenses	(7,760)	—
23200 - Wages Payable	(57,049)	—
23620 - Employee Benefits Pay-401k	(3,725)	—
23650 - Employee Benefits — Flex Spending	(1,219)	—

Accounts Payable and Accrued Expenses — Post-Petition	(1,291,574)	—
20000 - Accounts Payable — pre-petion	(837,678)	(1,214,588)

21110 - Accrued Severance	(2,499,469)	(281,258)
21201 - Accrued Payable to Lilly	—	(5,252)
21210 - Accrued Professional Fees	(29,917)	(199,917)
21250 - Accrued R&D Costs	—	(136,067)
21275 - Accrued Keflex Copay Assistance	—	(9,276)
21276 - Accrued Moxatag Copay Assistance	—	(3,705,035)
21281 - Accrued Medicaid Rebates Payable	(49,889)	(563,001)
21282 - Accrued Returns	—	(1,945,797)
21290 - Other Accrued Expenses	—	(292,773)
23200 - Wages Payable	(306,521)	(306,521)
23620 - Employee Benefits Pay-401k	—	(33,339)
23650 - Employee Benefits — Flex Spending	—	(3,899)
25000 - Other Current Liabilities	(4,853,543)	(4,810,772)

Accounts Payable and Accrued Expenses — Pre-Petition	(8,577,017)	(13,507,496)

Deferred Contract Revenue — non-current (pre-petition)	(11,625,000)	(11,625,000)
Deferred Lease Expense	(20,211)	(18,340)

Common Stock	(865,119)	(865,119)
Additional Paid in Capital	(322,373,995)	(312,281,358)

Retained Earnings	299,240,744	299,240,744
YTD P&L	24,105,954	16,883,336

Accumulated Deficit	323,346,697	316,124,080

Stockholders’ Equity	107,584	2,977,602

Liabilities & Stockholders’ Equity	(21,406,219)	(22,173,234)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: July 1 — 31, 2010

Other Post-petition liabilities
Professional bankruptcy fees — creditors’ committee cousel & FA
Professional bankruptcy fees — equity committee counsel	450,000
Professional bankruptcy fees — corporate and local counsel	128,902
Professional bankruptcy fees — KCC estimate	45,000
Professional legal fees (July)	56,000
DoctorDirectory (July estimate)	31,100
Other miscellaneous May — July accruals — no invoices yet	577

$711,579

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: July 1 — 31, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	74,379.44	154.03	—	—	—	74,533.47
Wages Payable (401k contributions)	—	—	—	—	—	—
Taxes Payable (payroll-related taxes)	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	102,055.77	338,299.06	—	—	—	440,354.83
Amounts Due to Insiders*	2,913.83	—	—	—	—	2,913.83
Other: __________________________	—	—	—	—	—	—
Other: __________________________	—	—	—	—	—	—

Total Postpetition Debts	179,349.04	338,453.09	—	—	—	517,802.13

Explain how and when the Debtor intends to pay any past-due postpetition debts.
Amounts in 0-30 days are awaiting court approval or were paid in early August.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: July 1 — 31, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS

Vendor		Voucher	Document	Current Trx	Document	Document
ID	Vendor Name	Number	Date	Amount	Number	Type	Paid Date
ALS002	Alston & Bird LLP	038421	6/30/2010	$25,924.30	06302010 20%	Invoice
ALS002	Alston & Bird LLP		6/30/2010	$103,697.20	JUNE 2010 80%	Invoice	8/12/2010
ALS002	Alston & Bird LLP		6/30/2010	$7,762.21	June Expenses	Invoice	8/12/2010
ALS002	Alston & Bird LLP	038358	7/14/2010	$51,038.80	MAY 2010 20%	Invoice
ATC003	AT Conference		7/31/2010	$76.27	1869680710	Invoice	8/12/2010
ATT013	A T & T 8174909174/8174908790		7/27/2010	$187.87	8174908790 0710	Invoice	8/12/2010
ATT013	A T & T 8174909174/8174908790		7/27/2010	$651.90	8174909174 0710	Invoice	8/12/2010
ATT12	ATT		7/19/2010	$718.77	8310001262167 0710	Invoice	8/12/2010
AVA002	Avaya, inc.		8/1/2010	$991.17	2730265510	Invoice	8/12/2010
BAY002	Baynard, P.A.	038460	6/30/2010	$23,604.80	JUNE 2010 80%	Invoice	8/17/2010	balance lowered in August
BAY002	Baynard, P.A.	038462	6/30/2010	$393.24	JUNE 2010 EXPS	Invoice	8/17/2010
BAY002	Baynard, P.A.	038461	6/30/2010	$5,901.20	JUNE 2010 20%	Invoice
BAY002	Baynard, P.A.	038348	7/14/2010	$7,132.60	MAY 2010 20%	Invoice
BEL002	Robin N. Belsaas		7/30/2010	$39.89	07302010	Invoice	8/12/2010
CAR002	Carella, Byrne, Bain	038370	7/20/2010	$2,578.00	10211039	Invoice
COL005	Brad Cole		7/19/2010	$2,580.51	E08062010	Invoice	8/12/2010
CSC003	Corporation Service Company		7/21/2010	$200.00	53147384	Invoice	8/12/2010
CSC003	Corporation Service Company		7/26/2010	$265.00	53156457	Invoice	8/12/2010
DEP015	Department of Veterans Affairs		7/30/2010	$193.27	Q3 2010	Invoice	8/12/2010
DIC002	Dickstein Shapiro LLP	038457	6/30/2010	$50,837.50	JUNE 2010 80%	Invoice	8/17/2010
DIC002	Dickstein Shapiro LLP	038459	6/30/2010	$3,309.16	JUNE 2010 EXPS	Invoice	8/17/2010
DIC002	Dickstein Shapiro LLP	038458	6/30/2010	$12,709.00	JUNE 2010 20%	Invoice
DIC002	Dickstein Shapiro LLP	038351	7/14/2010	$26,813.70	MAY 2010 20%	Invoice
EXC003	Excel Micro		6/8/2010	$63.00	0094777	Invoice	8/12/2010
FDA004	FDA Export Certificate Program		7/23/2010	$1,050.00	9000719684	Invoice	8/12/2010
GRA005	Gray Robinson	038274	6/9/2010	$252.00	10088120	Invoice
GRA005	Gray Robinson	038273	6/9/2010	$356.40	10088119	Invoice
GRA005	Gray Robinson	038276	6/9/2010	$558.11	10088127	Invoice
GRA005	Gray Robinson	038275	6/9/2010	$646.65	10088126	Invoice
GRA005	Gray Robinson	038272	6/9/2010	$3,591.00	10088115	Invoice
GRA005	Gray Robinson	038389	7/9/2010	$25.08	10094694	Invoice
GRA005	Gray Robinson	038391	7/9/2010	$168.60	10094696	Invoice
GRA005	Gray Robinson	038390	7/9/2010	$236.37	10094695	Invoice
GRA005	Gray Robinson	038392	7/9/2010	$252.00	10094697	Invoice
GRA005	Gray Robinson	038393	7/9/2010	$378.00	10094699	Invoice
GRA005	Gray Robinson	038388	7/9/2010	$1,433.00	10094691	Invoice
GRA005	Gray Robinson	038463	7/31/2010	$23.82	10097780	Invoice
GRA005	Gray Robinson	038465	7/31/2010	$252.00	10097784	Invoice
GRA005	Gray Robinson	038464	7/31/2010	$567.00	10097781	Invoice
GRA005	Gray Robinson	038466	7/31/2010	$2,779.00	10097778	Invoice
HDS001	H D SMITH	038468	7/2/2010	$697.83	Q210034	Invoice
HEA012	Healthcare & Family Services	037619	3/9/2010	($145.27)	1104220094	Credit Memo
ICS001	Integrated Commercialization Sol.	038490	7/31/2010	$25,535.52	15110013393	Invoice	8/17/2010
INV003	Invotex, Inc.	038454	6/30/2010	$56,998.80	JUNE 2010 80%	Invoice
INV003	Invotex, Inc.	038456	6/30/2010	$374.04	JUNE 2010 EXPS	Invoice
INV003	Invotex, Inc.	038455	6/30/2010	$14,249.70	JUNE 2010 20%	Invoice
MAR018	Lynne B. Marton		8/1/2010	$1,093.75	MB080110	Invoice	8/12/2010
POR001	Porzio Bromberg & Newman P.C.	038319	6/23/2010	$1,463.50	3084689	Invoice
QPH001	QPharma Corp		7/31/2010	$42,568.28	21033	Invoice	8/12/2010
STA026	New Jersey Wraparound Drug Rebate		7/31/2010	$111.12	1104220101	Invoice	8/12/2010
TRE001	Dr. Donald J. Treacy		7/30/2010	$293.43	E07302010	Invoice	8/12/2010
VER010	Verizon Business		7/23/2010	$33.96	91501881441007	Invoice	8/12/2010
WEB001	WebEx Communications Inc.		7/23/2010	$150.00	3596235	Invoice	8/12/2010
WOR005	WorldWide express	038415	6/30/2010	$91.03	0105024 POST	Invoice	8/17/2010
YOU005	Young Conaway Stargatt & Taylor LLP	038452	6/30/2010	$5,006.70	JUNE 2010 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP		6/30/2010	$20,026.80	June 2010 80%	Invoice	8/12/2010
YOU005	Young Conaway Stargatt & Taylor LLP		6/30/2010	$636.75	JUNE 2010 EXPS	Invoice	8/12/2010
YOU005	Young Conaway Stargatt & Taylor LLP	038354	7/14/2010	$8,377.80	MAY 2010 20%	Invoice

				$517,802.13

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: July 1 — 31, 2010
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	520,765.90
+ Amounts billed during the period	73,059.48
- Amounts collected during the period	(55,024.24)
- Other adjustments during period	(7,416.27)
Total Accounts Receivable at the end of the reporting period	531,384.87

Accounts Receivable Aging	Amount
0 - 30 days old	83,276.88
31 - 60 days old	67,721.15
61 - 90 days old	112,404.73
91+ days old	267,807.76
Total Accounts Receivable	531,210.52
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	531,210.52	174.35
		reconciling item
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
FORM MOR-5
(04/07)